UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934
Date of report (Date of earliest event reported): February 9, 2006
TERRA NITROGEN COMPANY, L.P.
(Exact name of registrant as specified in its charter)

Delaware	1-10877	73-1389684
(State or other jurisdiction of	(Commission File Number)	(IRS Employer Identification No.)
incorporation)
Terra Centre
600 Fourth Street, P.O. Box 6000
Sioux City, Iowa 51102-6000
(712) 277-1340
(Address of Principal Executive Offices, including Zip Code)
(Registrant’s Telephone Number, Including Area Code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS
SIGNATURES
Press Release

ITEM 2.02     RESULTS OF OPERATIONS AND FINANCIAL CONDITION.
                      On February 9, 2006 Terra Nitrogen Company, L.P. issued a press release setting forth Terra Nitrogen Company, L.P.’s fourth quarter 2005 earnings. A copy of the press release is furnished herewith as Exhibit 99.1.
ITEM 9.01     FINANCIAL STATEMENTS AND EXHIBITS.
             (c)     Exhibits

99.1	Press Release issued February 9, 2006 reporting third quarter results.
SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

TERRA NITROGEN COMPANY, L.P.

By:	Terra Nitrogen GP Inc.
Its:	General Partner

/s/ Mark A. Kalafut
Mark A. Kalafut
Vice President, General Counsel and Corporate Secretary

Date: February 9, 2006